AAM EQUITY FUND

                                   PROSPECTUS

                                  MARCH 1, 2005


INVESTMENT OBJECTIVE:
Long-term capital appreciation




1018 Kanawha Boulevard East
Suite 301
Charleston, West Virginia 25301
(888) 905-2283














     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE

RISK/RETURN SUMMARY...........................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND....................................3

HOW TO BUY SHARES.............................................................3

HOW TO REDEEM SHARES..........................................................6

DETERMINATION OF NET ASSET VALUE..............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................8

MANAGEMENT OF THE FUND........................................................8

FINANCIAL HIGHLIGHTS.........................................................10

PRIVACY POLICY...............................................................11

FOR MORE INFORMATION.................................................Back Cover

                               RISK/RETURN SUMMARY
     INVESTMENT OBJECTIVE

     The investment objective of the AAM Equity Fund is to provide long-term capital appreciation.

     PRINCIPAL STRATEGIES

     The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations of $1 billion or more. The Fund's advisor selects stocks that it believes offer growth opportunities at a reasonable price, based on several criteria, including:

     o    price-earnings ratio;
     o    rate of earnings growth;
     o management stability (based on information from the company's public records);
     o    past financial stability;
     o the company's position in its industry (based on current and projected sales); and
     o    dividend record.

     As the Fund will primarily invest in dividend-paying common stocks, it is expected that the Fund will generate some current income in addition to long-term capital appreciation. Under normal circumstances, at least 80% of the total assets of the Fund will be invested in common stocks.

     The Fund may sell all or a portion of its investment in a company if the company's price-earnings ratio moves significantly above its long-term (five year) average, or if the company experiences a dramatic, negative change in its earnings, rate of growth or industry leadership position.

     PRINCIPAL RISKS OF INVESTING IN THE FUND

     o MANAGEMENT RISK. The strategy used by the Fund's advisor may fail to produce the intended results.
     o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
     o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

     IS THE FUND RIGHT FOR YOU?

          The Fund may be suitable for:
     o Long-term investors seeking a fund with a capital appreciation investment strategy
     o Investors who can tolerate the greater risks associated with common stock investments

     GENERAL

     The investment objective of the Fund may be changed without shareholder approval. The Fund's policy to invest at least 80% of its assets in common stocks will not be changed without 60 days prior notice to shareholders.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

     The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings are available in the Statement of Additional Information, which can be requested free of charge by calling 1-888-905-2283.

     HOW THE FUND HAS PERFORMED

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


                         TOTAL RETURN AS OF DECEMBER 31
                               [GRAPHIC OMITTED]

                1999      2000      2001      2002      2003      2004
               13.76%    -1.33%    -6.76%    -19.07%    22.69%    9.69%

     During the period shown, the highest return for a quarter was 15.63% (2nd quarter, 2003); and the lowest return was -16.19% (3rd quarter, 2002).]

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2004:


                                                             ONE YEAR    FIVE YEAR   SINCE INCEPTION(1)
                                                             --------    ---------   ------------------
     THE FUND
         Return Before Taxes                                   9.69%        0.04%          2.32%
         Return After Taxes on Distributions(2)                8.94%       -0.24%          2.08%
         Return After Taxes on Distributions and
             Sale of Fund Shares(2)                            7.08%       -0.07%          1.90%
     S&P 500 Index                                            10.83%       -2.31%          2.53%
     (reflects no deductions for fees, expenses or taxes)

     (1) June 30, 1998.

     (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                   FEES AND EXPENSES OF INVESTING IN THE FUND
     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (fees paid directly from your investment)
           Maximum Sales Charge (Load) Imposed on Purchases ...................................................NONE
           Maximum Deferred Sales Charge (Load)................................................................NONE
           Redemption Fee1.....................................................................................NONE
           Exchange Fee........................................................................................NONE

           ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
           Management Fees....................................................................................1.15%
           Distribution (12b-1) Fees...........................................................................NONE
           Other Expenses ....................................................................................0.02%
           Total Annual Fund Operating Expenses ..............................................................1.17%
           Fee Waiver(2)......................................................................................0.02%
           Net Expenses ......................................................................................1.15%

          1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
          (2) The Fund's advisor has contractually agreed through February 28, 2006 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets.

     Example:
     --------

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

     1 YEAR                 3 YEARS              5 YEARS              10 YEARS
     ------                 --------             -------              --------
      $117                    $370                 $642                $1419


                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $50. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

     INITIAL PURCHASE

     BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);
o a check (subject to the minimum amounts) made payable to the Fund;
o the initial check must have the same address as the application.

     Mail the application and check to:

U.S. MAIL: AAM Equity Fund                      OVERNIGHT: AAM Equity Fund c/o Unified
           Fund Services, Inc.                             c/o Unified Fund Services, Inc.
           P.O. Box 6110                                   431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110                Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 905-2283 to obtain instructions on how to set up your account and to obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

          U.S. Bank, N.A.
          ABA #0420-0001-3
          Attn: AAM Equity Fund
          Account Name _________________(write in shareholder name) For the Account # _______________(write in account number) D.D.A.#488920927

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

     ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                    -the name of your account(s)
         -your account number(s)       -a check made payable to AAM Equity Fund

     Checks should be sent to the AAM Equity Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this Prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this Prospectus.

     AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

     TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

     OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received on order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. MAIL: AAM Equity Fund                       OVERNIGHT: AAM Equity Fund
           c/o Unified Fund Services, Inc.                  c/o Unified Fund Services, Inc.
           P.O. Box 6110                                    431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110                 Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed with 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-905-2283 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 905-2283. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     MARKET TIMING - The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing and there can be no assurance that the Fund will be able to do so.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 905-2283. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss that may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Appalachian Asset Management, Inc., 1018 Kanawha Boulevard East, Suite 301, Charleston, West Virginia 25301 serves as investment advisor to the Fund. As of January 1, 2005, the advisor managed over $14 million in assets. During the fiscal year ended October 31, 2004, the Fund paid the advisor a fee equal to 1.15% of its average daily net assets. Mr. Knox Fuqua has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998, working with a committee for a portion of that time. Mr. Fuqua has been President and Chief Investment Officer of the advisor since its founding in 1992. He has over fifteen years of investment experience managing equity accounts. Mr. Fuqua is a graduate of Tennessee Technological University, and began his investment career with 1st American Bank (Lee, Robinson & Steine) in Nashville, Tennessee.

     The Fund's advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and
(b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses (including organizational expenses). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended October 31, 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

AAM EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
                                                                                     YEARS ENDED OCTOBER 31
                                                               -------------------------------------------------------------------

                                                                  2004          2003          2002          2001          2000
                                                               -----------   -----------   -----------   -----------   -----------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                            $    9.80     $    8.48     $    9.63     $   11.53     $   10.99
                                                               -----------   -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income                                              0.03          0.04          0.09          0.05          0.03
  Net realized and unrealized gain (loss)                            0.65          1.36         (1.19)        (1.92)         0.55
                                                               -----------   -----------   -----------   -----------   -----------
Total from investment operations                                     0.68          1.40         (1.10)        (1.87)         0.58
                                                               -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.04)        (0.08)        (0.05)        (0.03)        (0.04)
                                                               -----------   -----------   -----------   -----------   -----------
Total distributions                                                 (0.04)        (0.08)        (0.05)        (0.03)        (0.04)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of period                                  $   10.44     $    9.80     $    8.48     $    9.63     $   11.53
                                                               ===========   ===========   ===========   ===========   ===========

TOTAL RETURN                                                     6.89%         16.58%       -11.49%        -16.28%         5.28%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                 $  14,387     $  17,231     $   7,857     $   5,371     $   5,295
Ratio of expenses to average net assets                             1.15%         1.20%         1.33%         1.30%         1.35%
Ratio of expenses to average net assets
   before reimbursement                                             1.17%         1.15%         1.20%         1.15%         1.15%
Ratio of net investment income to
   average net assets                                               0.26%         0.41%         0.83%         0.30%         0.02%
Ratio of net investment income to
   average net assets before waiver & reimbursement                 0.24%         0.47%         0.95%         0.46%         0.22%
Portfolio turnover rate                                            49.76%        34.26%        20.06%        21.63%        32.79%

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 1-888-905-2283 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. To obtain free copies of the SAI and the Fund's annual and semi-annual reports, you may also visit the Fund's website at http://www.aamequity.com.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act #811-9096

                                 AAM EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of AAM Equity Fund dated March 1, 2005. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-905-2283.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS................................................................3

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISOR.........................................................8

TRUSTEES AND OFFICERS..........................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................14

DETERMINATION OF SHARE PRICE..................................................14

ADDITIONAL TAX INFORMATION....................................................15

CUSTODIAN.....................................................................15

FUND SERVICES.................................................................15

ACCOUNTANTS...................................................................16

DISTRIBUTOR...................................................................16

PROXY VOTING
POLICIES......................................................................17

FINANCIAL STATEMENTS..........................................................18

DESCRIPTION OF THE TRUST AND FUND

     The AAM Equity Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on April 7, 1998. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on June 30, 1998.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series, so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 4, 2005, the following persons are the record owners of five percent (5%) or more of the Fund: RSBCO, 107 N. Trentan St., Ruston, LA 71270-4321, - 74.43%; Wilbranch & Co., P.O. Box 2887, Wilson, NC 27894, -
13.31%.

     Shareholders owning 25% or more of the outstanding shares of the Fund may be in control and be able to affect the outcome of certain matters presented to a vote of shareholders. As of January 31, 2004, 92.18% of the outstanding shares of the Fund was owned by RSBCO for the benefit of clients of Kanawha Trust, 2000 Deitrick Blvd., Charleston, WV 25311, a division of National Independent Trust Company, a federally chartered trust company. Kanawha Trust may be deemed to beneficially own these shares and may be deemed to control the Fund. As the controlling shareholder, Kanawha Trust could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of January 10, 2004, the officers and trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A.  EQUITY   SECURITIES.   Equity  securities   consist  of  common  stock,
         -------------------
convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds. The advisor will limit the Fund's investment in convertible securities to those rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if unrated, of comparable quality in the opinion of the Advisor.

     B. AMERICAN  DEPOSITARY  RECEIPTS (ADRS).  The Fund may invest up to 10% of
        -------------------------------------
its assets in ADRs. ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     C.  RESTRICTED  AND  ILLIQUID  SECURITIES.  The  portfolio  of the Fund may
         -------------------------------------
contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however invest more than 5% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees of the Fund, the advisor determines the liquidity of restricted securities and, through reports from the advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     D. REAL  ESTATE  INVESTMENT  TRUSTS  (REITS).  A REIT is a  corporation  or
        -----------------------------------------
business trust that invests substantially all of its assets in interests in real estate. The Fund's investments in REITs will be those characterized as equity REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.

     E. INDEXED SECURITIES.  The Fund may purchase indexed securities consistent
        ------------------
with the Fund's investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Restricted and Illiquid Securities" in this Statement of Additional Information.

     F. EXCHANGE TRADED FUNDS. The Fund may invest in a range of exchange traded
        ---------------------
funds. Exchange traded funds may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDSSM and Nasdaq-100 Index Tracking Stock ("QQQs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the AMEX. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 and whose shares trade on the AMEX. SPDRs, DIAMONDS and QQQs are considered to be investment companies.

     G.  REPURCHASE  AGREEMENTS.  The Fund may invest in  repurchase  agreements
         ----------------------
fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with U.S. Bank, N.A. (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the advisor (subject to review by the Board of Trustees) to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     H. FINANCIAL SERVICES INDUSTRY OBLIGATIONS.  The Fund may invest in each of
        ---------------------------------------
the following obligations of the financial services industry:

     (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. The variable rate paid by the issuer may be tied to changes in the value of an equity index.

     (2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


INVESTMENT LIMITATIONS

     FUNDAMENTAL.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  SENIOR  SECURITIES.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL  ESTATE.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  COMMODITIES.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  LOANS.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8.  DIVERSIFICATION.  The Fund  will not  invest in the  securities  of any
         ---------------
issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  PLEDGING.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  BORROWING.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. SHORT SALES. The Fund will not effect short sales of securities.
        -----------

     5.  OPTIONS.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles.

     6. ILLIQUID INVESTMENTS.  The Fund will not invest more than 15% of its net
        --------------------
assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     7. LOANS OF PORTFOLIO SECURITIES. The Fund will not make loans of portfolio
        -----------------------------
securities.

     8. 80% INVESTMENT POLICY. Under normal  circumstances,  at least 80% of the
        ---------------------
Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stocks. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type:
"Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund's shareholders.


THE INVESTMENT ADVISOR

     The Fund's investment advisor is Appalachian Asset Management, 1018 Kanawha Boulevard East, Suite 301, Charleston, West Virginia (the "Advisor"). AAM Investments LLC owns all of the outstanding shares of the Advisor and is deemed to control the Advisor. AAM Investments LLC is a financial services company. The Advisor has provided a uniquely comprehensive and personalized package of investments and total financial consulting services to small to medium sized businesses and foundations since 1992.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses (including organizational expenses). As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2002, 2003, and 2004 the Fund paid advisory fees of $76,031, $146,055, and $167,594 respectively. The Advisor has contractually agreed through February 28, 2006 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets. For the fiscal year ended October 31, 2004, the Advisor reimbursed Trustees' fees and organizational expenses of $2,864.

     At its June 7, 2004 meeting, the Board of Trustees considered the current Agreement because a change of control of the Advisor had resulted in the termination of the previous management agreement, and the Advisor was providing services pursuant to an interim management agreement. The Board determined that continuity and efficiency of portfolio investment advisory services after the change of control of Advisor could best be assured by approving the Agreement. Each of the Trustees expressed their belief that the Agreement would enable the Fund to continue to obtain management services of high quality at costs that it deems appropriate and reasonable and that approval of the Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, evaluated the new management agreement with the Advisor and the impact on the Fund of retaining the Advisor as the investment manager. A representative of the Advisor discussed with the Trustees the reasons for the change of control of the Advisor, the experience and background of the Advisor, the ability of the Advisor to perform under the terms of the proposed new agreement, and the Advisor's financial condition. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, information about the performance of the Fund and discussed the proposed new agreement.

     In making the recommendation to shareholders to approve the Agreement, the Trustees expressed their satisfaction with the experience, reputation, qualifications and background of the Advisor and the nature and quality of operations and services that the Advisor would continue to provide the Fund with no change in fees. The Board viewed it significant that Mr. Fuqua, the one individual that has consistently been involved in the portfolio management of the Fund, would be the person primarily responsible for portfolio management following the change in control, that no changes in the Advisor's methods of operations or location were expected, and that no diminution of the scope and quality of advisory services provided to the Fund would result from the change of control.

     The Trustees also gave careful consideration to factors deemed relevant to the Fund, including, but not limited to (i) the performance of the Fund since the commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of the Advisor, and (iv) the fact that the terms of the new agreement were substantially identical to the previous agreement and the interim agreement.

     As a result of their considerations, the Board of Trustees, including all of the independent Trustees, determined that the new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the Agreement and voted to recommend it to shareholders for approval.

     The Advisor retains the right to use the name AAM in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name AAM automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                              TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

INTERESTED TRUSTEE AND PRINCIPAL OFFICERS

--------------------------------------------------- --------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
FUND COMPLEX,** TERM OF POSITION WITH TRUST         AND OTHER DIRECTORSHIPS
--------------------------------------------------- --------------------------------------------
Ronald C. Tritschler (1952)***                      Chief Executive Officer, Director and legal
Trustee, December 2002 to present                   counsel of The Webb  Companies, a national
                                                    real estate company, from 2001 to present;
                                                    Executive Vice President and Director of The
                                                    Webb Companies from 1990 to 2000; Director,
                                                    First State Financial, from 1998 to present;
                                                    Director, Vice President and legal counsel
                                                    for The Traxx Companies, an owner and
                                                    operator of convenience stores, from 1989 to
                                                    present. Trustee of AmeriPrime Advisors Trust
                                                    since November 2002 and Unified Series Trust
                                                    since December 2002. Trustee of CCMI Funds
                                                    since June 2003.
--------------------------------------------------- ----------------------------------------------

--------------------------------------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund
President, July 2004 to present                     Services, Inc., the Trust's administrator,
                                                    since June 2004, Senior Vice President from
                                                    April 2003 to June 2004; Senior Vice President
                                                    and Chief Information Officer of Unified
                                                    Financial Services, Inc., the parent company of
                                                    the Trust's administrator and distributor, from
                                                    1997 to November 2004; President of AmeriPrime
                                                    Advisors Trust, CCMI Funds, and Unified Series
                                                    Trust since July 2004.
--------------------------------------------------- ------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice
Chief Financial Officer and Treasurer, October      President of Unified Financial Services, Inc.,
2002 to present                                     the parent company of the Trust's administrator
                                                    and distributor, since 1989, Director from 1989
                                                    to March 2002; Director of Unified Financial
                                                    Securities, Inc., the Trust's distributor, since
                                                    December 2004, Chief Financial Officer and
                                                    Executive Vice President since June 1990;
                                                    Executive Vice President, Treasurer, and Chief
                                                    Financial Officer of Unified Fund Services,
                                                    Inc., the Trust's administrator, since 1990,
                                                    Director since 2004; Chief Financial Officer and
                                                    Treasurer of AmeriPrime Advisors Trust since
                                                    October 2002 and Unified Series Trust since
                                                    December 2002; Treasurer and Chief Financial
                                                    Officer of CCMI Funds since June 2003; Treasurer
                                                    of The Unified Funds from 1994 to 2002 and
                                                    Firstar Select Funds from 1997 to 2000.
--------------------------------------------------- ---------------------------------------------------
Freddie Jacobs, Jr. (1970)                          Vice President of Unified Fund Services, Inc., the
                                                    Trust's administrator, since December 2003; Assistant
Secretary, September 2004 to present                Vice President of U.S. Bancorp Fund Services LLC from
                                                    2000 to December 2003, Trust Officer from 1998 to
                                                    2000; Secretary of AmeriPrime Advisors Trust, CCMI
                                                    Funds and Unified Series Trust since September 2004.
--------------------------------------------------- ----------------------------------------------------
Lynn E. Wood (1946)                                 Chief Compliance Officer of AmeriPrime Advisors Trust,
Chief Compliance Officer, October 2004 to present   Unified Series Trust, and CCMI Funds since October
                                                    2004; Chief Compliance Officer of Unified Financial
                                                    Securities, Inc., the Trust's distributor, since
                                                    December 2004 and from 1997 to 2000, Chairman from
                                                    1997 to December 2004, President from 1997 to 2000;
                                                    Director of Compliance of Unified Fund Services, Inc.,
                                                    the Trust's administrator, from October 2003 to
                                                    September 2004; Chief Compliance Officer of Unified
                                                    Financial Services, Inc., the parent company of the
                                                    Trust's administrator and distributor, from 2000 to
                                                    2004.
--------------------------------------------------- -----------------------------------------------------
* The  address  for  each  trustee  and  officer  is  431 N.  Pennsylvania  St.,
Indianapolis, IN 46204.
** Fund  Complex  refers to  AmeriPrime  Advisors  Trust,  AmeriPrime  Funds and
Unified Series Trust. The Fund Complex consists of 26 series.
*** Mr.  Tritschler  may be deemed  to be an  "interested  person"  of the Trust because he has an ownership  interest in Unified Financial  Services,  Inc., the parent of the distributor of certain series in the Fund Complex.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

INDEPENDENT TRUSTEES

----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
COMPLEX,** TERM OF POSITION WITH TRUST                DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, 1995 to present                              Advisors Trust  since July 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003. Trustee of Access Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Trustee, December 2002 to present                     Trust since November 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, December 2002 to present                     automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and Unified
                                                      Series Trust since December 2002.  Trustee of CCMI Funds since
                                                      June 2003.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each trustee and officer is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 26 series.

     The Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held three meetings during the fiscal year ended October 31, 2004.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2004.


   =============================== ================================ =============================================
                                                                      AGGREGATE DOLLAR RANGE OF SHARES OF ALL
              TRUSTEE                DOLLAR RANGE OF FUND SHARES      FUNDS OVERSEEN BY THE TRUSTEE WITHIN THE
                                                                              AMERIPRIME FUND COMPLEX1
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================
     1 "Fund Complex" refers to AmeriPrime Funds,  AmeriPrime Advisors Trust and
     Unified Series Trust.

     The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

============================================================= ======================== =====================
                                                              AGGREGATE COMPENSATION    TOTAL COMPENSATION
                                                                   FROM THE FUND       FROM TRUST AND FUND
                    INDEPENDENT TRUSTEES                                                     COMPLEX*
------------------------------------------------------------- ------------------------ ---------------------

Gary Hippenstiel, Trustee and Chairman of the Audit                    $955                  $20,000
Committee
------------------------------------------------------------- ------------------------ ---------------------

Stephen Little, Chairman                                               $842                  $13,000
------------------------------------------------------------- ------------------------ ---------------------

Daniel Condon, Trustee                                                 $726                  $13,000

============================================================= ========================= ====================
                                                               AGGREGATE COMPENSATION   TOTAL COMPENSATION
           NON-INDEPENDENT TRUSTEES AND OFFICERS                   FROM THE FUND          FROM TRUST AND
                                                                                           FUND COMPLEX*
------------------------------------------------------------- ------------------------ ---------------------

Ronald C. Tritschler, Trustee                                           $0                   $11,000
------------------------------------------------------------- ------------------------ ---------------------
* Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified
Series Trust. The Fund Complex currently consists of 26 series.

     Effective June 30, 2004, set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series of the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis, assuming that there are 26 series in the Fund Complex. Trustees' and officers' fees and expenses are Fund Complex expenses and each series incurs its pro rata share of expenses based on the number of series in the Fund Complex. As a result, the amount paid by each series will increase or decrease as new series are added to or removed from the Fund Complex.

================================================================= ======================== =====================
                                                                  AGGREGATE COMPENSATION    TOTAL COMPENSATION
                                                                      FROM EACH FUND       FROM TRUST AND FUND
                      INDEPENDENT TRUSTEES                                                       COMPLEX*
----------------------------------------------------------------- ------------------------ ---------------------

Gary Hippenstiel, Independent Trustee and Chairman of the Audit           $1,385                 $36,000
Committee
----------------------------------------------------------------- ------------------------ ---------------------

Stephen Little, Chairman**                                                $1,385                 $36,000
----------------------------------------------------------------- ------------------------ ---------------------

Daniel Condon, Independent Trustee                                         $923                  $24,000

================================================================= ======================== =====================
                                                                  AGGREGATE COMPENSATION    TOTAL COMPENSATION
             NON-INDEPENDENT TRUSTEES AND OFFICERS                    FROM EACH FUND       FROM TRUST AND FUND
                                                                                                 COMPLEX*
----------------------------------------------------------------- ------------------------ ---------------------

Ronald C. Tritschler, Trustee                                              $923                  $24,000
----------------------------------------------------------------- ------------------------ ---------------------

Thomas G. Napurano, CFO and Treasurer                                       $0                      $0
----------------------------------------------------------------- ------------------------ ---------------------

Anthony Ghoston, President and CEO                                          $0                      $0
================================================================= ======================== =====================

Freddie Jacobs, Jr., CPA, Secretary                                         $0                      $0
================================================================= ======================== =====================

Lynn Wood, Chief Compliance Officer                                       $4,310               $125,000***
================================================================= ======================== =====================

* Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex currently consists of 26 series.

** For the period June 30 to September 30, 2004, Mr. Little's compensation was set at $24,000. Effective as of October 1, 2004, Mr. Little's compensation was increased to $36,000.

*** From Fund Complex and the three funds in the CCMI Funds.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended October 31, 2002, 2003, and 2004 the Fund paid brokerage commissions of $9,720, $20,309, and $23,448 respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

     Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. In these instances portfolio holdings will be supplied no more often than quarterly and on a delayed basis.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.


DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ADDITIONAL TAX INFORMATION

     The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to various minimum monthly fees, the maximum being $1,250 per month (for assets of $10 million or more).

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Advisor at an annual rate of 0.05% of the Fund's assets for the first $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets from $100 million to $150 million and 0.03% over $100 million (subject to a minimum fee of $2,500 per month).

     The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the last three fiscal years.


-------------------------------- ----------------------- ----------------------------- -------------------------------
       FISCAL YEAR ENDED             FEES PAID FOR         FEES PAID FOR ACCOUNTING     FEES PAID FOR ADMINISTRATIVE
                                     TRANSFER AGENT                SERVICES                       SERVICES
                                        SERVICES
-------------------------------- ----------------------- ----------------------------- -------------------------------
       October 31, 2004                 $17,883                    $24,539                        $30,135
-------------------------------- ----------------------- ----------------------------- -------------------------------
       October 31, 2003                 $11,774                    $18,033                        $30,000
-------------------------------- ----------------------- ----------------------------- -------------------------------
       October 31, 2002                 $10,996                    $18,505                        $43,987
-------------------------------- ----------------------- ----------------------------- -------------------------------

ACCOUNTANTS

     The firm of Cohen McCurdy Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2005. Cohen McCurdy Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are a director and/or officers of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisor's proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

     o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

     o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

     o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

     o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

     o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-888-905-2283 or by accessing the Fund's website at www.aamequity.com or the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-905-2283 and will be sent within three business days of receipt of a request.


FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended October 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-888-905-2283.